SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                             October 21, 2004
Date of Report   (Date of earliest event reported)

      Hershey Foods Corporation
(Exact name of registrant as specified in its charter)

                                Delaware
(State or other jurisdiction of incorporation)

1-183 (Commission File Number)	23-0691590 (IRS Employer Identification No.)

    100 Crystal A Drive, Hershey, Pennsylvania 17033
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code:  (717)  534-6799

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 4 Pages
Exhibit Index - Page 4

      INFORMATION TO BE INCLUDED IN REPORT

Item   1.01     Entry Into a Material Definitive Agreement

Item   5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        On October 21, 2004, Hershey Foods Corporation (the “Company”) announced that Frank Cerminara, Senior Vice President, Chief Financial Officer, intends to retire as of December 31, 2005. Mr. Cerminara’s date of retirement under the terms of the Company’s pension plan will be January 1, 2006. The Company announced that Mr. Cerminara would resign his position as Senior Vice President, Chief Financial Officer effective December 31, 2004 and would continue as an employee of the Company until his retirement date to assist with the transition of duties to his successor.

        Pursuant to a Retirement Agreement entered into by the Company and Mr. Cerminara as of October 21, 2004, during calendar year 2005 Mr. Cerminara will continue to receive his 2004 base salary, will be eligible to participate in the Company’s bonus and stock option programs, will accrue benefit credits under the Company’s Supplemental Executive Retirement Plan and will participate in pension, health and welfare benefit programs available generally to Company employees.

        The Company also announced that David J. West, Senior Vice President, Chief Customer Officer, would become Senior Vice President, Chief Financial Officer, effective January 1, 2005. From October 25, 2004 until December 31, 2004, Mr. West will hold the office of Senior Vice President, Finance. Mr. West, who is 41 years old, joined the Company on May 30, 2001 as Vice President, Business Planning and Development. He has since held the positions of Senior Vice President, Business Planning and Development (elected June 1, 2002); Senior Vice President, Sales (elected December 1, 2002); and Senior Vice President, Chief Customer Officer (elected June 18, 2004). Prior to joining the Company, Mr. West was Senior Vice President Finance, Kraft Foods – Nabisco Biscuit, Confectionery and Snacks (2001); Senior Vice President and Chief Financial Officer, Nabisco Biscuit Company (1999); and Vice President, Strategic Planning, Nabisco Holdings Corporation (1998).

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Exhibit Index – Page 4

        Finally, the Company announced that Christopher J. Baldwin will become Senior Vice President, Global Chief Customer Officer effective October 25, 2004.

        A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item   9.01     Financial Statements and Exhibits

              (c)     Exhibits

                       99.1     Press Release dated October 21, 2004

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 21, 2004

                 HERSHEY FOODS CORPORATION

By:     /s/Frank Cerminara
Frank Cerminara
         Senior Vice President,
          Chief Financial Officer

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Exhibit Index – Page 4

EXHIBIT INDEX

Exhibit No.	Description
99.1	Hershey Foods Corporation Press Release dated October 21, 2004

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Exhibit Index –Page 4